POWER OF ATTORNEY The undersigned Angela Fontana of Everlake Life Insurance Company (“Company”) constitutes and appoints Tyler (Doney) Largey and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 ______________________ S-1 POAs - Angela Fontana - Power of Attorney

POWER OF ATTORNEY The undersigned Bonnie Wasgatt of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 ________________________ S-1 POAs - Bonnie Wasgatt - Power of Attorney

POWER OF ATTORNEY The undersigned Tyler (Doney) Largey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 ______________________ S-1 POAs - Doney Largey - Power of Attorney

POWER OF ATTORNEY The undersigned Gilles Dellaert of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Gilles Dellaert - Power of Attorney

POWER OF ATTORNEY The undersigned Laurie Harris of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Laurie Harris - Power of Attorney

POWER OF ATTORNEY The undersigned Laurie Harris of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Laurie Harris - Power of Attorney

POWER OF ATTORNEY The undersigned Menes Chee of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ Menes O. Chee (Mar 22, 2022 10:42 GMT+8)

POWER OF ATTORNEY The undersigned Michael Hovey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Michael Hovey - Power of Attorney

POWER OF ATTORNEY The undersigned Susan Voss of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Susan Voss - Power of Attorney

POWER OF ATTORNEY The undersigned Ted Johnson of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Tyler (Doney) Largey, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Ted Johnson - Power of Attorney

POWER OF ATTORNEY The undersigned Tyler (Doney) Largey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 ______________________ S-1 POAs - Doney Largey - Power of Attorney